Exhibit 10.6

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

dated as of April 24, 2014

among

ECLIPSE RESOURCES I, LP,

as Borrower,

BANK OF MONTREAL,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

and

the Lenders Party Hereto

BMO CAPITAL MARKETS CORP.

Lead Arranger and Sole Bookrunner

[SECOND AMENDMENT TO CREDIT AGREEMENT]

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 24, 2014, is among: ECLIPSE RESOURCES I, LP, a Delaware limited partnership, the Lenders party to the Credit Agreement referred to below, and BANK OF MONTREAL, as Administrative Agent.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of February 18, 2014 (as amended by the First Amendment dated as of April 10, 2014, and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Administrative Agent and each of the Lenders amend, and the Administrative Agent and each of the Lenders have agreed to amend, certain provisions of the Credit Agreement as herein set forth.

C. Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Section 1.02 of the Credit Agreement. Section 1.02 is hereby amended by restating the defined terms “Agreement” and “Required Lenders” in their entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of April 10, 2014, that certain Second Amendment to Credit Agreement dated as of April 24, 2014, and as the same maybe further amended, restated, supplemented, or modified from time to time.

“Required Lenders” means: (a) if there are less than three Lenders at such time, all Lenders; (b) prior to the consummation of a Qualified IPO, if there are three or more Lenders at such time, (i) at any time while no Loans or LC Exposure is outstanding, Lenders holding greater than eighty-one and one half percent (81-1/2%) of the Aggregate Maximum Credit Amounts, and (ii) at any time while any Loans or LC Exposure is outstanding, Lenders holding greater than eighty-one and one-half percent (81-1/2%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit

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[SECOND AMENDMENT TO CREDIT AGREEMENT]

(without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); and (c) after the consummation of a Qualified IPO, if there are three or more Lenders at such time, (i) at any time while no Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Maximum Credit Amounts, and (ii) at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided, in each case, that the Maximum Credit Amounts and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) shall be excluded from the determination of Required Lenders.

Section 3. Conditions Precedent. This Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a) The Administrative Agent shall have received from each of the Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(b) No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:

(a) acknowledges the terms of this Amendment,

(b) ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and

(c) represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (i) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

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4.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of one counsel to the Administrative Agent.

4.7 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns (including any Affiliate of the Issuing Bank that issues any Letter of Credit).

4.9 Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	ECLIPSE RESOURCES I, LP

	By:	/s/ Matthew DeNezza
	Name:	Matthew DeNezza
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	ECLIPSE RESOURCES – OHIO, LLC

	By:	/s/ Matthew DeNezza
	Name:	Matthew DeNezza
	Title:	Executive Vice President and Chief Financial Officer

BUCKEYE MINERALS & ROYALTIES, LLC

	By:	/s/ Matthew DeNezza
	Name:	Matthew DeNezza
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF MONTREAL, as Administrative Agent

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BMO HARRIS FINANCING, as a Lender and Issuing Bank

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]